UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 2007

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

225 South Main Avenue, Sioux Falls, SD	57104

(Address of principal executive office)	(ZIP Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2007, HF Financial Corp. (the “Company”), through its wholly-owned subsidiary, Home Federal Bank (the “Bank”), entered into employment agreements (“Employment Agreements”) and change-in-control agreements (“Change-In-Control Agreements”) with certain of the Company’s named executive officers, as determined by reference to the Company’s proxy statement for its 2006 annual meeting of stockholders, dated October 6, 2006, and anticipated to be included as named executive officers in the Company’s proxy statement for its 2007 annual meeting of stockholders, including Curtis L. Hage, Chairman and Chief Executive Officer of the Bank, Darrel L. Posegate, President of the Bank, David A. Brown, Senior Vice President/Business Banking of the Bank, and Natalie A. Solberg, Senior Vice President/Service & Support of the Bank.  These agreements supersede and replace the employment agreements and change-in-control agreements previously entered into by the Bank with each of Mr. Hage and Mr. Brown and filed by the Company with the Securities and Exchange Commission (the “SEC”).

Effective as of July 2, 2007, the Personnel, Compensation and Benefits Committee (the “PCB Committee”) of the Board of Directors (the “Board”) of the Company adopted an amended and restated Short-Term Incentive Plan (the “STIP”) and the Fourth Amended and Restated Long-Term Incentive Plan (the “LTIP”).

Employment Agreements

The following description of the Employment Agreements is qualified by reference to the Employment Agreement between the Bank and Mr. Hage attached to this Current Report on Form 8-K as Exhibit 10.1 and the Form of Employment Agreement attached to this Current Report on Form 8-K as Exhibit 10.2.

Term.  Each of the Employment Agreements commenced on July 2, 2007 and continues in effect until June 30, 2008.  Beginning on July 1, 2008, and on each July 1 thereafter, the term of each Employment Agreement is automatically extended for one additional year unless no later than March 31 the Bank or the executive officer has given notice that it, he or she does not wish to extend the agreement.

Base Salary and Benefits.  Under the Employment Agreements, Mr. Hage will be paid an annual base salary of $334,000, Mr. Posegate will be paid an annual base salary of $210,000, Mr. Brown will be paid an annual base salary of $144,000, and Ms. Solberg will be paid an annual  base salary of $119,250.  Appropriate adjustments will be made to each executive officer’s base salary giving consideration to the value of the executive officer’s services and comparable adjustments to salaries paid to other executive officers.  In additional to base salary, each executive officer will be entitled to (i) participate in the same manner as other executive officers in the Bank’s executive incentive plans, and (ii) all benefits made available to other officers of the Bank (including, but not limited to, life insurance, medical, dental and disability coverage, paid personal time off and retirement).

Termination for Cause or Absenteeism.  The Bank has the right to immediately terminate each executive officer for cause.  Additionally, the Bank may, in its reasonable discretion, terminate each executive officer if he or she is absent from work for a period of time or in a manner than materially affects the functioning of the executive officer’s departments or direct or indirect reports; provided, however, that the Bank may not terminate Mr. Hage for absence resulting from approved/excused extended vacation, leave of absence or temporary relocation.

Termination without Cause or upon death.  Either the Bank or the executive officer may terminate his or her Employment Agreement at any time upon sixty (60) days written notice.  Additionally, each executive officer’s employment under his or her Employment Agreement automatically terminates upon his or her death, with such termination being effective as of the last day of the month in which the death occurs.

Severance.  If the executive officer is terminated for cause, the Bank will pay the executive officer his or her full salary through the date of termination and will have no further obligations to the executive officer under his or her Employment Agreement.  If the executive officer is terminated without cause, other than by reason of absenteeism or death, the Bank will pay the executive officer (i) his or her full salary through the date of termination, and (ii) each month for twelve months one-twelfth of the total of (a) his or her monthly salary in effect at the time of termination times the number of months remaining until the expiration of his or her Employment Agreement, plus (b) an amount equal to one year’s annual base salary.  Such payments will be conditioned upon compliance with the non-compete provision of the Employment Agreement and any payments made must be returned by the executive officer to the Bank if he or she violates the non-compete provision.  If the executive officer is terminated because of absenteeism resulting from his or her mental or physical incapacity, the Bank will pay the executive officer through the last day of the month in which he or she is terminated plus an amount equal to three (3) months base salary.

If the executive officer terminates his or her employment and provides the requisite notice, the Bank will pay the executive officer his or her full salary through the month in which such termination occurs plus one additional month’s salary.  If the executive officer fails to give the requisite notice, he or she forfeits all accrued paid time off and the Bank will pay the executive officer his or her full salary only through the date of termination.  If the executive officer dies, (i) the Bank will pay the spouse, beneficiary or estate of the executive officer his or her base salary through the last day of the month in which such death occurs, and (ii) his or her compensation under the Bank’s incentive plans will be paid to the spouse, beneficiary or estate of the executive officer in accordance with the terms of such plans.

Restrictive Covenants.  The executive officer agrees that during the term of his or her Employment Agreement and for a period of one (1) year following termination of such agreement by the Bank without cause or such executive officer he or she will not, directly or indirectly, engage in or assist others to engage in any business competing with the business carried on by the Bank or solicit business from any customers of the Bank in the locations where the Bank conducts business.  The executive officer also agrees that during the term of his or her Employment Agreement and for a period of one (1) year following termination of such agreement not to induce or attempt to induce any person who is an employee of the Bank to leave the employ of the Bank and engage in any business that competes with the Bank.  The executive officer further agrees not to disclose to anyone inside or outside the Bank or use for his or her own benefit or the benefit of others any confidential, trade secret and proprietary information of the Bank.

Change-In-Control Agreements

The following description of the Change-In-Control Agreements is qualified by reference to the Change-In-Control Agreement between the Bank and Mr. Hage attached to this Current Report on Form 8-K as Exhibit 10.3 and the Form of Change-In-Control Agreement attached to this Current Report on Form 8-K as Exhibit 10.4.

Term.  Each of the Change-In-Control Agreements commenced on July 2, 2007 and continues in effect while the executive officer is employed with the Bank; provided, however, that if the executive officer gives notice of non-extension of his or her Employment Agreement, the agreement shall terminate when the Employment Agreement terminates.

Termination Benefits Following a Change-In-Control.  Following a change-in-control and upon termination of the executive officer’s employment by the Bank for any reason other than cause or by the executive officer for good reason, the executive officer will be entitled to each of the following benefits:

(i)            the Bank shall pay the executive officer his or her full annual base salary through the date of termination;

(ii)           the Bank shall pay the executive officer any incentive payment he or she has a right to receive on the last day of the fiscal year prior to his or her date of termination;

(iii)          the Bank shall pay the executive officer the amount that has accrued to him or her under the Bank’s long-term incentive plan as of the first day of the month prior to his or her date of termination;

(iv) (a) for a 36-month period following the date of termination or until the executive officer obtains full-time employment providing comparable benefits, the Bank will arrange to provide the executive officer with health and dental insurance substantially similar to the coverage available to the executive officer immediately prior to the notice of termination; and (b) for an 18-month period after the executive officer’s date of termination or until the executive officer obtains full-time employment providing comparable benefits, the Bank will arrange to provide the executive officer with life, disability and other welfare benefits substantially similar to the coverage available to the executive officer immediately prior to the notice of termination;

(v)           the Bank shall make all payments in accordance with the Company’s excess plan for executives;

(vi)          for a period of time not extending beyond the end of the second calendar year following the calendar year of the executive officer’s date of termination, the Bank shall pay for individual out-placement counseling services for the executive officer in an amount not to exceed $10,000;

(vii)         for a period of 18 months following the date of termination, the Bank shall pay the financial planning and tax preparation expenses of the executive officer in an amount not to exceed $5,000;

(viii)  the Bank shall pay to the executive officer a lump sum payment equal to the value of any other fringe benefits or perquisites provided to the executive officer immediately prior to the date of termination; and

(ix)  in accordance with the Company’s 1991 and 2002 Stock Option and Incentive Plan, as amended, the vesting of awards and lapsing of restrictions as set forth in such plan.

Additionally, the Bank shall pay a lump sum severance payment equal to a multiple (the “Multiple”) times the sum of (a) the executive officer’s annual base salary in effect at the time notice of termination is given or immediately prior to the date of the change-in-control, whichever is greater, and (b) the amount determined as follows:  (1) the amount that the executive officer had accrued during the plan year under the Bank’s short-term incentive plan as of the first of the month following the month in which the change-in-control occurred, annualized by dividing the amount accrued by the number of months from the start of the plan year to the first of the month following the month in which the change-in-control occurred multiplied by twelve; plus, (2)  the amount of each of the short-term incentive awards, if any, awarded to the executive officer in the three years immediately prior to the change-in-control divided by four.  The Multiple for Mr. Hage is 2.99, the Multiple for Mr. Posegate is 2.0, and the Multiple for each of Mr. Brown and Ms. Solberg is 1.5.  Such severance payments are conditioned upon compliance with the non-compete provision of the executive officer’s Employment Agreement and any payments made must be returned by the executive officer to the Bank if he or she violates the non-compete provision.

In addition to the above, Mr. Hage, Mr. Posegate and Mr. Brown are entitled to a lump sum payment equal to 18-months of membership dues to the country clubs to which the executive officer is a member on his date of termination.

No benefits are payable under the Change-In-Control Agreements following a change-in-control if the executive officer is terminated because of his or her death, by the Bank for cause or by the executive officer other than for good reason.

Tax Gross Up or Reduction of Payments.  The Change-In-Control Agreement for Mr. Hage provides that if any amount or benefit to be paid or provided under such agreement would be an “excess parachute payment,” within the meaning of Section 280G of the Internal Revenue Code, then the Bank will make a tax gross up payment to or on behalf of Mr. Hage that will be sufficient to pay in full any federal, state and local income taxes, social security and other employment taxes, and excise and additional excise taxes.  The Change-In-Control Agreements for each of Mr. Posegate, Mr. Brown and Ms. Solberg provide that if any payment or distribution by the Bank to or for the benefit of such executive officer would be nondeductible by the Bank for federal income tax purposes because of Section 280G of the Internal Revenue Code, then the aggregate present value of such payment or benefit will be reduced to an amount, not less than zero, that maximizes the aggregate present value of such payments or benefits without causing such to be nondeductible by the Bank.

Short-Term Incentive Plan

The STIP was amended to provide that if a participant in the STIP is entitled to benefits under his or her Change-In-Control Agreement, the form and timing of the payment following a change-in-control will be governed by the Change-In-Control Agreement.

Long-Term Incentive Plan

The LTIP was amended to provide that (i) awards under the LTIP may be paid in cash, with payment to be determined by the PCB Committee; (ii) if a participant in the LTIP dies during a plan year, such person or their designated beneficiary will receive, in cash, an incentive payment for the partial year based on the number of months from the start of the plan year to the first month following the month in which the death occurred; and (iii) if a participant in the LTIP is entitled to benefits under his or her Change-In-Control Agreement, he or she will receive, in cash, an incentive payment for the partial year based on the number of months from the start of the plan year to the first day of the month following the month in which the date of termination occurs, with the form and timing of such payment governed by the Change-In-Control Agreement.

Item 9.01            Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Item No.	Description

10.1	Employment Agreement between Home Federal Bank and Curtis L. Hage.

10.2	Form of Employment Agreement between Home Federal Bank and each of Darrel L. Posegate, David A. Brown, and Natalie A. Solberg.

10.3	Change-In-Control Agreement between Home Federal Bank and Curtis L. Hage.

10.4	Form of Change-In-Control Agreement between Home Federal Bank and each of Darrel L. Posegate, David A. Brown, and Natalie A. Solberg.

10.5	Home Federal Short-Term Incentive Plan, as amended and restated effective July 2, 2007.

10.6	Home Federal Bank Fourth Amended and Restated Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF Financial Corp.

(Registrant)

Date:	July 9, 2007	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
And Chief Executive Officer
(Duly Authorized Officer)

Date:	July 9, 2007	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Exhibit Index

Item No.	Description

10.1	Employment Agreement between Home Federal Bank and Curtis L. Hage.

10.2	Form of Employment Agreement between Home Federal Bank and each of Darrel L. Posegate, David A. Brown, and Natalie A. Solberg.

10.3	Change-In-Control Agreement between Home Federal Bank and Curtis L. Hage.

10.4	Form of Change-In-Control Agreement between Home Federal Bank and each of Darrel L. Posegate, David A. Brown, and Natalie A. Solberg.

10.5	Home Federal Short-Term Incentive Plan, as amended and restated effective July 2, 2007.

10.6	Home Federal Bank Fourth Amended and Restated Long-Term Incentive Plan.